UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 27, 2026
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)
(610) 676-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 27, 2026, at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of SEI Investments Company (the “Company”), the following matters were submitted to the shareholders of the Company:
(1)The following nominees were elected as directors of the Company for terms expiring in the year 2029 and received the votes set forth opposite their names below:

Name of Nominee	For	Against	Abstain
Ryan P. Hicke	92,788,771	1,993,774	89,014
Kathryn M. McCarthy	78,056,142	16,743,175	72,242
Thomas C. Naratil	92,377,997	2,410,526	83,036
There were a total of 6,075,123 broker non-votes for the election of directors.
Because the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Jonathan A. Brassington, William M. Doran, Carl A. Guarino, Karin A. Risi, and Carmen V. Romeo.
(2)A resolution to approve, on an advisory basis, the compensation of named executive officers, was approved by 97.5% of the votes cast based on the votes set forth below:

For	Against	Abstain
92,371,903	2,401,823	97,833
There were a total of 6,075,123 broker non-votes on this matter.
(3)    The appointment of KPMG LLP as the independent registered public accountants to examine the Company's consolidated financial statements for 2026 was ratified by 99.4% of the votes cast based on the votes set forth below:

For	Against	Abstain
100,232,168	627,561	86,953

Item 8.01.	Other Events.
On May 27, 2026, the Board of Directors of the Company declared a dividend of $0.52 per share. The cash dividend will be payable to shareholders of record on June 8, 2026, with a payment date of June 16, 2026.
A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release of SEI Investments Company dated May 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date:	May 28, 2026	By:	/s/ Sean J. Denham
Sean J. Denham
Chief Financial and Chief Operating Officer